UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 11, 2005

CMKM DIAMONDS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-26919	90-0070390
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5375 Procyon St., Suite 101 Las Vegas, Nevada	89118
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including are code: (877) 752-3755

Casavant Mining Kimberlite International, Inc.

(Former name)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 - REGULATION FD DISCLOSURE

Item 7.01 Regulation FD Disclosure

On April 11, 2005, the Company filed its answers to the allegations contained in the SEC's Order Instituting Administrative Proceeding and Notice of Hearing Pursuant to Section 12(j) of the Securities Exchange Act of 1934. A copy of the Company's answer is attached hereto as exhibit 99-1.

The information in 7.01 of this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

A copy of the SEC's order instituting the administrative hearing can be viewed on the SEC's website. (www.sec.gov)

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Exhibit Title of Description
99-1	The Company's answer to the SEC's order instituting an administrative hearing dated April 11, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMKM DIAMONDS, INC.

By: /s/ Urban Casavant

      Urban Casavant,

      President and Chief Executive Officer

Date: April 11, 2005